THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

This Third Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of December 10, 2013 (the “Effective Date”) by and among PROVIDENCE HEALTH CARE, INC. and MID-STATE MEDICAL ENTERPRISES, INC. (collectively, “Seller”), and WASH/GREENE, LLC, ATL/WARR, LLC, PROVIDENCE HR, LLC, CLEARVIEW 310 PROPERTY HOLDINGS, LLC, BRYANT 134 PROPERTY HOLDINGS, LLC, and PINEHILL 712 PROPERTY HOLDINGS, LLC (collectively, “Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of April 3, 2013, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 30, 2013 and that Second Amendment to Purchase and Sale Agreement dated June 30, 2013  (as amended, the “Agreement”); and

WHEREAS, the parties desire to further amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Recitals; Terms.  The foregoing recitals are true and correct and incorporated into this Amendment as if fully set forth herein.  Capitalized but undefined terms used in this Amendment shall have the meanings set forth in the Agreement.

2.

Purchase Price.  The parties agree to reduce the Purchase Price for the Thomaston facility to $6,900,000 and to increase the Purchase Price for the Warrenton facility to $3,500,000.  Accordingly, Page 1 of Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and Page 1 attached hereto is substituted in lieu thereof.

3.

Conflict; Ratification. To the extent that there is any conflict between the terms of this Amendment and the Agreement, the terms of this Agreement shall control.  Except to the extent amended hereby, Seller and Purchaser ratify and confirm that all other terms and conditions of the Agreement remain in full force and effect.

4.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same Amendment, for the same effect as if all parties hereto had signed the same signature page, and an electronic PDF or facsimile copy of an executed counterpart shall constitute the same as delivery of the original of such executed counterpart. Any signature page of this Amendment (whether original, PDF or facsimile) may be detached from any counterpart of this Amendment (whether original, PDF or facsimile) without impairing the legal effect of any signatures thereof and may be attached to another counterpart of this Amendment (whether original, PDF or facsimile) identical in form hereto but having attached to it one or more additional signature pages (whether original, PDF or facsimile).

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IN WITNESS WHEREOF, each party has caused this instrument to be executed as of the date set forth hereinabove.

SELLER: PROVIDENCE HEALTH CARE, INC., a Georgia corporation By:__/s/ W. W. Kidd____________ Name: W.W. Kidd Title: CEO	MID-STATE MEDICAL ENTERPRISES, INC., a Georgia corporation By:_/s/ W. W. Kidd ____ Name: W. W. Kidd Title: CEO

PURCAHSER:

WASH/GREENE, LLC, PROVIDENCE HR, LLC , CLEARVIEW 310 PROPERTY HOLDINGS, LLC, BRYANT 134 PROPERTY HOLDINGS, LLC, ATL/WARR, LLC, and PINEHILL 712 PROPERTY HOLDINGS, LLC, each a Georgia limited liability company

By:__/s/ Christopher F. Brogdon _____

      Christopher F. Brogdon

      Manager of each Purchaser

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EXHIBIT “A”

Brogdon ‐ Saliba Purchase Price Summary

Facility	Cash to be Paid at Closing	C Bonds to be Issued at Closing[1]	Total Purchase Price	# of Beds	Price Per Bed
Greene Point	$ 2,585,000	$ ‐	$ 2,585,000	71	$ 36,408
Warrenton	$ 3,500,000	$ ‐	$ 3,500,000	110	$ 30,909
Providence Sparta	$ 2,585,000	$ ‐	$ 2,585,000	71	$ 36,408
Subtotal	$ 8,570,000	$ ‐	$ 8,570,000	252	$ 34,008
Providence Thomaston	$ 6,750,000	$ 150,000	$ 6,900,000	110	$ 63,636
Bryant	$ 4,300,000	$ 150,000	$ 4,450,000	75	$ 59,333
Pinehill	$ 4,830,000	$ 150,000	$ 4,980,000	102	$ 48,824
Subtotal	$ 15,980,000	$ 450,000	$ 16,430,000	287	$ 57,247
Total	$ 24,550,000	$ 450,000	$ 25,000,000	539	$ 46,382

Footnotes

1 The C Bonds shall (i) be interest only at 6 ½ % (tax –exempt); (ii) mature five (5) years from the date of the applicable closing and (iii) be secured by a subordinate deed to secure debt on the applicable facility.

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